UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2014

Watts Water Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11499	04-2916536
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

815 Chestnut Street, North Andover, MA	01845
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (978) 688-1811

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 David J. Coghlan informed the Company’s Chairman of the Board of his decision to resign from his positions as Chief Executive Officer, President and Director of Watts Water Technologies, Inc. (the “Company”) on January 6, 2014.  Mr. Coghlan subsequently resigned from his positions as Chief Executive Officer, President and Director of the Company on January 9, 2014.

In connection with Mr. Coghlan’s resignation from the Board of Directors of the Company and in accordance with the Company’s By-Laws, on January 9, 2014, the Board of Directors reduced the number of directors of the Company from nine to eight.

(c)                                  On January 9, 2014, the Board of Directors of the Company appointed the Company’s current Executive Vice President and Chief Financial Officer, Dean P. Freeman, age 50, to serve as interim Chief Executive Officer and President of the Company.  The Company’s Board of Directors has initiated a search for the Company’s next Chief Executive Officer and President.

Mr. Freeman joined the Company in October 2012 and was appointed Executive Vice President and Chief Financial Officer in November 2012.  Mr. Freeman previously served as Senior Vice President of Finance and Treasurer of Flowserve Corporation from October 2009 to October 2011.  Also while at Flowserve, Mr. Freeman served as Vice President, Finance and Chief Financial Officer of the Flowserve Pump Division from 2006 to October 2009.  Flowserve is a leading global provider of fluid motion and control products and services, producing engineered and industrial pumps, seals and valves as well as a range of related flow management services.  Prior to Flowserve, Mr. Freeman served as Chief Financial Officer, Europe for The Stanley Works Corporation.  Mr. Freeman also served in financial executive and management roles of progressive responsibility with United Technologies Corporation and SPX Corporation.

A copy of the Company’s press release announcing Mr. Freeman’s appointment and Mr. Coghlan’s resignation is being filed as Exhibit 99 to this report.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2014	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth R. Lepage
Kenneth R. Lepage
General Counsel

EXHIBIT INDEX

Exhibit No.	Title

99	Press release dated January 9, 2014